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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     -----


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) March 31, 1998
                                                         --------------

                            Delta Funding Corporation
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             (Exact name of registrant as specified in its charter)


       New York                    333-3418                  11-2609517
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                 File Number)              ID Number)

1000 Woodbury Road, Woodbury,  New York                        11797
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 (Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number,
including area code:                                        (516) 364-8500
                                                            ---------------

                                      N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

                  This Current Report on Form 8-K is being filed to file (i) a copy of the Pooling and Servicing Agreement in connection with the issuance by Delta Funding Home Equity Loan Trust 1998-1 of Home Equity Loan Asset-Backed Certificates, Series 1998-1, and (ii) to file a copy of the Computational Materials (as defined below) prepared by Lehman Brothers Inc., as an underwriter, in connection with the issuance by Delta Funding Home Equity Loan Trust 1998-1 of Home Equity Loan Asset-Backed Certificates, Series 1998-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          4.1     Pooling and Servicing Agreement.

          99.1    Computational Materials.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           DELTA FUNDING CORPORATION

                             By: /s/ Richard Blass
                                -------------------------
                                 Name: Richard Blass
                                 Title: Senior Vice President

Dated: April 14, 1998

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                                 EXHIBIT INDEX

Exhibit                                                             Page
-------                                                             ----

 4.1     Pooling and Servicing Agreement

99.1     Computational Materials